                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

PRESS CONTACT:                                   INVESTOR CONTACT:
Fred Bateman                                     Jane Underwood
Bateman Group                                    Vitria Investor Relations
415-503-1818                                     408-212-2608
fbateman@bateman-group.com                       junderwood@vitria.com

                     VITRIA ANNOUNCES SECOND QUARTER RESULTS

SUNNYVALE, Calif. July 26, 2004 - Vitria (Nasdaq:VITR), a leading provider of business process integration solutions, today announced results for the second quarter ended June 30, 2004.

   - For the second quarter of 2004, total revenue was $13.7 million, compared with $18.1 million for the same period in 2003, and $14.2 million for the first quarter of 2004.

   - License revenue for the second quarter of 2004 was $1.9 million, compared with $4.2 million for the same period in 2003, and $3.4 million for the first quarter of 2004.

   - Service and other revenue for the second quarter of 2004 was $11.8 million, compared with $13.9 million for the same period in 2003, and $10.9 million for the first quarter of 2004.

   - Gross margin was 56 percent for the second quarter of 2004, compared to 68 percent for the same period in 2003 and 56 percent for the first quarter of 2004.

   - Total cost of sales and operating expenses were $20.5 million for the second quarter of 2004, compared with $24.3 million for the same period in 2003 and $20.9 million for the first quarter of 2004.

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   -  Based on Generally Accepted Accounting Principles (GAAP), the net loss for the second quarter of 2004 was $6.7 million, or $0.20 per share, compared with a net loss of $6.0 million, or $0.18 per share, for the same period of 2003, and a net loss of $6.6 million, or $0.20 per share, for the first quarter of 2004.

   - Total cash and short-term investment balances as of June 30, 2004, were $85.2 million, compared to $91.0 million as of March 31, 2004.

      "We are disappointed with our revenue results as they do not accurately reflect Vitria's position in the market and how critical our solutions are to our customers' operating performance," said Dale Skeen, president and CEO of Vitria. "In the second quarter, we tightened our sales execution, strengthened our solutions offerings and improved our competitive position in the market. While there is still more work to be done, I do believe we made solid progress that will provide Vitria with a platform for growth."

      "We strengthened Vitria's financial position in the second quarter by further reducing the company's total cost structure by 11 percent to $18.3 million, excluding restructuring adjustments, severance and stock-based compensation charges, compared with $20.5 million in the prior quarter," said Michael Perry, CFO. "Vitria's business model embraces its strong balance sheet, including its significant cash position. At the same time, our business model also allows for the company to invest in adequate resources to support the newly focused solutions strategy."

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FINANCIAL OUTLOOK

      Based on currently available information, Vitria anticipates that its closing third quarter cash and investments balance to be in the range of $77.0 million to $79.0 million, and its fourth quarter cash and investment balance to be in the range of $72.0 million to $75.0 million.

ABOUT VITRIA/SAFE HARBOR LANGUAGE

Vitria continues to provide all information required in accordance with GAAP, but it believes that evaluating its ongoing operating results may be difficult if limited to reviewing only GAAP financial measures. Accordingly, Vitria uses non-GAAP financial measures of its performance internally to evaluate its ongoing operations and to allocate resources within the organization. Vitria's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The non-GAAP financial measures used by Vitria may not be consistent with the presentation of similar companies in Vitria's industry. However, Vitria presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Vitria's operating results in a manner that focuses on what it believes to be its ongoing business operations. Vitria's management believes it is useful for itself and investors to review both GAAP information that includes the expenses and charges mentioned below and the non-GAAP measure of net income that excludes such charges to have a better understanding of the overall performance of Vitria's business and its ability to perform in subsequent periods.

Vitria computes its non-GAAP financial measure of net income by adjusting GAAP net income to exclude, as applicable, the impact of restructuring and non-cash stock based compensation charges. Management believes that the inclusion of this non-GAAP financial measure provides consistency and comparability with past reports of financial results and has historically provided comparability to similar companies in Vitria's industry, many of which present the same or similar non-GAAP financial measures to investors. Whenever Vitria uses such a non-GAAP financial measure, it provides a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

Vitria excludes restructuring charges, including (i) employee severance and other termination benefits, and (ii) lease termination costs and other expenses associated with exiting facilities, from its non-GAAP financial measures of net income. Expenses related to restructuring have, in some cases, had a significant cash impact, and effect on net income as measured in accordance with GAAP. However, Vitria's management believes such restructuring charges are periodic costs incurred to realign its operating expenses

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with its anticipated future revenues and consequently, does not consider these restructuring costs as a normal component of its expense related to ongoing operations. As a result, Vitria's management believes it is useful for itself and investors to review both GAAP information that includes such charges and non-GAAP measures of net income that exclude these charges to have a better understanding of the overall performance of Vitria's ongoing business operations and its performance in the periods presented.

In accordance with GAAP, Vitria incurs stock based compensation charges. However, these charges result in no ongoing cash expenditures and otherwise have no material impact on Vitria's ongoing business operations. Vitria believes that if it did not provide such non-GAAP financial information, investors would not have all the necessary data to analyze Vitria's ongoing operations.

ABOUT VITRIA

Vitria Technology, Inc. (Nasdaq:VITR), a leading provider of award-winning business process integration products and solutions, combines technology leadership with industry expertise in healthcare and insurance, financial services, telecommunications and manufacturing to dramatically improve strategic business processes across systems, people and trading partners. With 23 offices around the world, Vitria's customer base includes more than 500 blue chip companies such as AT&T, Bell Canada, Bell South, The Blue Cross Blue Shield Association, BP, BT, DaimlerChrysler Bank, Generali, Nissan, The Goodyear Tire & Rubber Company, PacifiCare Health Systems, Reynolds & Reynolds, Royal Bank of Canada, Schneider Logistics, Sprint, Trane, and the U.S. Departments of Defense and Veterans Affairs. For more information call +1-408-212-2700, email info@vitria.com or visit www.vitria.com.

                                      # # #

Vitria is a registered trademark of Vitria Technology, Inc. All other company names mentioned are the property of their respective owners and are mentioned for identification purposes only.

Cautionary Note Regarding Forward-looking Statements: This press release includes forward-looking statements, including statements relating to new products, future revenue growth, goals and future business opportunities that are subject to risks, uncertainties and other factors that could cause actual results to differ materially form those referred to in the forward-looking statements. Such factors include but are not limited to: failure to meet financial and product expectations of analysts and investors; risk related to market acceptance of Vitria's products and alliance partners' products; deployment delays or errors associated with these and other products of Vitria and partners; hardware platform incompatibilities; the need to maintain and enhance certain business relationships with system integrators and other parties; the ability to manage growth; activities by Vitria and others regarding protection of proprietary information; release of competitive products and other actions by competitors and economic conditions in domestic and foreign markets. These and other risks related to Vitria are detailed in Vitria's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC on March 12, 2004 and subsequent Quarterly Reports on Form 10-Q. Vitria does not undertake an obligation to update forward-looking statements.

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Vitria Technology, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

                                                           June 30,     December 31,
                                                             2004           2003
                                                         -----------    ------------
                                                         (unaudited)        *
Assets
   Current assets
     Cash and cash equivalents                            $  57,001      $   8,782
     Short-term investments                                  28,182         82,754
     Accounts receivable, net                                 9,161         15,471
     Other current assets                                     3,068          3,568
                                                          ---------      ---------
       Total current assets                                  97,412        110,575

   Property and equipment, net                                1,805          2,805
   Other assets                                                 713            745
                                                          ---------      ---------
           Total assets                                   $  99,930      $ 114,125
                                                          =========      =========

Liabilities and Stockholders' Equity
   Current liabilities
     Accounts payable                                     $   2,182      $   1,837
     Accrued compensation                                     3,631          3,743
     Accrued liabilities                                      3,427          3,783
     Accrued restructuring expenses                           5,806          6,831
     Deferred revenue                                        15,366         13,864
                                                          ---------      ---------
       Total current liabilities                             30,412         30,058

   Long-term liabilities
     Accrued restructuring expenses                           9,900         11,980
     Other long-term liabilities                                104            131
                                                          ---------      ---------
       Total long-term liabilities                           10,004         12,111

   Stockholders' Equity
     Common stock                                                33             33
     Additional paid-in capital                             274,796        273,854
     Unearned stock-based compensation                           (9)           (79)
     Notes receivable from stockholders                        (125)          (193)
     Accumulated other comprehensive income                     422            635
     Accumulated deficit                                   (215,107)      (201,798)
     Treasury stock                                            (496)          (496)
                                                          ---------      ---------
       Total stockholders' equity                            59,514         71,956
                                                          ---------      ---------
           Total liabilities and stockholders' equity     $  99,930      $ 114,125
                                                          =========      =========

*Derived from audited financial statements

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Vitria Technology, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share information)

                                                          Three Months Ended     Three Months Ended      Six Months Ended
                                                               June 30,               March 31,               June 30,
                                                         2004           2003            2004            2004           2003
                                                      -------------------------  ------------------  --------------------------
                                                                    (unaudited)      (unaudited)                    (unaudited)
Revenues
   License                                             $  1,874          4,192        $  3,391        $  5,265       $ 14,741
   Service and other                                     11,831         13,867          10,858          22,689         25,923
                                                       --------         ------        --------        --------       --------
Total revenues                                           13,705         18,059          14,249          27,954         40,664

Cost of revenues
   License                                                  126            207             198             324            301
   Service and other                                      5,912          5,643           6,088          12,000         12,658
                                                       --------         ------        --------        --------       --------
Total cost of revenues                                    6,038          5,850           6,286          12,324         12,959

Operating expenses
   Sales and marketing                                    5,790         10,178           6,567          12,357         23,198
   Research and development                               4,205          4,414           4,656           8,861          9,685
   General and administrative                             3,577          3,417           3,282           6,859          7,316
   Stock based compensation                                 302            126              41             343            279
   Restructuring charges                                    570            337              54             624         14,345
                                                       --------         ------        --------        --------       --------
Total operating expenses                                 14,444         18,472          14,600          29,044         54,823

                                                       --------         ------        --------        --------       --------
Loss from operations                                     (6,777)        (6,263)         (6,637)        (13,414)       (27,118)
   Other income, net                                        288            462             111             399            667
                                                       --------         ------        --------        --------       --------
Net loss before income taxes                             (6,489)        (5,801)         (6,526)        (13,015)       (26,451)
   Provision for income taxes                               174            202             120             294            267
                                                       --------         ------        --------        --------       --------
Net loss                                               $ (6,663)        (6,003)         (6,646)       $(13,309)      $(26,718)
                                                       ========         ======        ========        ========       ========

Basic and diluted net loss per share                   $  (0.20)         (0.18)          (0.20)       $  (0.40)      $  (0.82)
                                                       ========         ======        ========        ========       ========

Weighted average shares used in calculating basic
   and diluted net loss per share                        32,966         32,598          32,816          32,903         32,564

RECONCILIATION OF GAAP AND NON-GAAP INFORMATION:
                                                         Three Months Ended
                                                        June 30,     March 31,
                                                          2004        2004
                                                       -----------------------
Total cost of revenues                                 $ 6,038       $ 6,286
Total operating expenses                                14,444        14,600
One time severance                                      (1,265)         (245)
Stock-based compensation                                  (302)          (41)
Restructuring charges                                     (570)          (54)
                                                       -------       -------
  Total non-GAAP operating expenses                    $18,345       $20,546
                                                       =======       =======